SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary proxy statement.
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material under Rule 14a-12.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                           THE NEW GERMANY FUND, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                           THE NEW GERMANY FUND, INC.
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 2003


To our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, Fifth Floor Auditorium, New York, New York 10019 for the following purposes:

         1. To elect three (3) Directors, each to serve for a term of three years and until their successors are elected and qualify.

         2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003.

         3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

         Only holders of record of Common Stock at the close of business on May 2, 2003 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

         If you have any questions or need additional information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 445 Park Avenue, New York, New York 10022, or 1-800-662-5200.

                                        By Order of the Board of Directors

                                        Robert R. Gambee
                                        Chief Operating Officer
                                        and Secretary

Dated: May 13, 2003

         Whether or not you expect to attend the meeting, please sign the enclosed proxy and promptly return it to the Fund. We ask your cooperation in mailing in your proxy promptly, so that the Fund does not incur any additional expenses of solicitation of proxies.

                           THE NEW GERMANY FUND, INC.
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 2003

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

         This Proxy Statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, Fifth Floor Auditorium, New York, New York 10019. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of three (3) directors of the Fund ("Directors") (Proposal 1) and FOR the ratification of the appointment by the Board of PricewaterhouseCoopers LLP as independent accountants for the Fund (Proposal 2). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by submitting a subsequently executed proxy or by attendance at the Meeting and voting in person.

         The close of business on May 2, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 27,339,343 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of proxy will first be mailed to stockholders on or about May 13, 2003.

         A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class III expires at the 2003 Annual Meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting. Three Class III nominees are proposed in this Proxy Statement for election.

         Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

         Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

INFORMATION REGARDING DIRECTORS AND OFFICERS

         The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Mr. Wadsworth, Dr. Hopp, Mr. Matz, and Mr. Zuhlsdorff, who were elected to the Board on June 19, 1992, June 18, 1993, June 29, 1995 and June 20, 1997, respectively.

NOMINEES PROPOSED FOR ELECTION:

---------------------------------------------------------------------------------------------------------------------
                                                CLASS III DIRECTORS
                           (TERM WILL EXPIRE IN 2003; NOMINEES FOR TERM EXPIRING IN 2006)
---------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                  PORTFOLIOS
                           TERM OF                                  IN FUND                                 SHARES
                           OFFICE                                 COMPLEX(2)                              OF COMMON
                             AND                                   OVERSEEN                                 STOCK
                           LENGTH                                 BY DIRECTOR  OTHER DIRECTORSHIPS       BENEFICIALLY
    NAME,      POSITION(S)    OF              PRINCIPAL           OR NOMINEE         HELD BY               OWNED AT
 ADDRESS(1)       WITH       TIME           OCCUPATION(S)            FOR       DIRECTOR OR NOMINEE          MAY 1,
   & AGE          FUND      SERVED     DURING PAST FIVE YEARS      DIRECTOR        FOR DIRECTOR             2002(3)
---------------------------------------------------------------------------------------------------------------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Dr. Franz      Director.   Since     Member of the Boards of          1       Chairman of the               None.
Wilhelm                    1993.     Management of  ERGO                      Supervisory Boards of
Hopp, 60                             Versicherungsgruppe AG,                  VORSORGE
                                     ERGO Europa                              Lebensversicherung AG
                                     Beteiligungsgesellschaft                 and Mediastream AG ;
                                     AG, and ERGO International               Member of the
                                     AG (insurance) (over five                Supervisory Boards of
                                     years);  Former Member of                MEAG Munich ERGO
                                     the Boards of Management                 Kapitalanlagegesell-schaft
                                     of VICTORIA Holding,                     mbH;  OVAG
                                     VICTORIA                                 Osterreichische
                                     Lebensversicherung AG,                   Volksbanken AG; VICTORIA
                                     VICTORIA Versicherung AG,                Pensionskasse AG;
                                     VICTORIA International,                  Internationales
                                     VICTORIA Ruckversicherung                Immobilieninstitute
                                     AG and D.A.S.                            GmbH; Bankhaus Ellwanger
                                     Versicherungs-AG.                        & Geiger; and Jenoptik
                                     (insurance)                              AG.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                CLASS III DIRECTORS
                           (TERM WILL EXPIRE IN 2003; NOMINEES FOR TERM EXPIRING IN 2006)
---------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                  PORTFOLIOS
                           TERM OF                                  IN FUND                                 SHARES
                           OFFICE                                 COMPLEX(2)                              OF COMMON
                             AND                                   OVERSEEN                                 STOCK
                           LENGTH                                 BY DIRECTOR  OTHER DIRECTORSHIPS       BENEFICIALLY
    NAME,      POSITION(S)    OF              PRINCIPAL           OR NOMINEE         HELD BY               OWNED AT
 ADDRESS(1)       WITH       TIME           OCCUPATION(S)            FOR       DIRECTOR OR NOMINEE          MAY 1,
   & AGE          FUND      SERVED     DURING PAST FIVE YEARS      DIRECTOR        FOR DIRECTOR             2002(3)
---------------------------------------------------------------------------------------------------------------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Ernst-Ulrich   Director.   Since     Consultant. Vice Chairman        1       Member of the District        None.
Matz, 69                   1995.     of the Supervisory Boards                Advisory Board of
                                     of Bopp & Reuther AG                     Gerling-Konzern (until
                                     (valve, control,                         2002); Chairman of the
                                     measurement and safety                   Rumanian Group in the
                                     technology) (until 2001).                German East-West Trade
                                     Chief Financial Officer                  Committee (until 2002);
                                     and member of the Board of               Member of Advisory
                                     Directors of IKWA                        Council of Peters
                                     Aktiengesellschaft                       Associates AG.
                                     (production and
                                     manufacturing technology)
                                     (1978 until 2000). Member of
                                     the Supervisory Boards of
                                     Ex-Cell-O AG (machine tool and
                                     system manufacturer) (until
                                     2001) and ARO SA (until 2000)
                                     (resistance welding).

---------------------------------------------------------------------------------------------------------------------
Dr. Frank      Director.   Since     Deputy Chairman of the           1       None.                         None.
Tromel, 67                 1990.     Supervisory Board of DELTON
                                     AG (strategic management
                                     holding company operation in
                                     the pharmaceutical, household
                                     products, logistics and power
                                     supply sectors) (since 2000).
                                     Member (since 2000) and
                                     Vice-President (since 2002) of
                                     the German Accounting
                                     Standards Board; Chairman of
                                     the Board of Managing
                                     Directors of DELTON AG
                                     (1990-1999); Chairman of the
                                     Board of Managing Directors of
                                     ATLANTA AG (1987-1990) and
                                     Member of the Board
                                     (1977-1987) (fruit and
                                     vegetable distributer).

---------------------------------------------------------------------------------------------------------------------

                                                 -4-

DIRECTORS WHOSE TERM WILL CONTINUE:

---------------------------------------------------------------------------------------------------------------------
                                                 CLASS I DIRECTORS
                                            (TERM WILL EXPIRE IN 2004)
---------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                  PORTFOLIOS
                           TERM OF                                  IN FUND                                 SHARES
                           OFFICE                                 COMPLEX(2)                              OF COMMON
                             AND                                   OVERSEEN                                 STOCK
                           LENGTH                                 BY DIRECTOR  OTHER DIRECTORSHIPS       BENEFICIALLY
    NAME,      POSITION(S)    OF              PRINCIPAL           OR NOMINEE         HELD BY               OWNED AT
 ADDRESS(1)       WITH       TIME           OCCUPATION(S)            FOR       DIRECTOR OR NOMINEE          MAY 1,
   & AGE          FUND      SERVED     DURING PAST FIVE YEARS      DIRECTOR        FOR DIRECTOR             2002(3)
---------------------------------------------------------------------------------------------------------------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Richard Karl   Director.   Since     Consultant. Vice Chairman         1      Director of The               8,742
Goeltz, 60                 1990.     and Chief Financial                      Warnaco Group
                                     Officer of American                      Inc. (women's
                                     Express Co. (1996-2000);                 apparel
                                     Group Chief Financial                    designer,
                                     Officer and Member of the                manufacturer
                                     Board of Directors of                    and marketer);
                                     National Westminster Bank                Member of the
                                     Plc. (1992-1996).                        Court of
                                                                              Governors of
                                                                              the London
                                                                              School of
                                                                              Economics and
                                                                              Political
                                                                              Science.
---------------------------------------------------------------------------------------------------------------------
Robert H.      Director    Since     President, Robert H.              69     Director, The                 5,882
Wadsworth,                 1992.     Wadsworth Associates,                    Germany Fund,
63                                   Inc. (mutual fund                        Inc. (since
                                     consulting) (since                       1986) and the
                                     1982).  President and                    Central
                                     Trustee, Trust for                       European Equity
                                     Investment Managers                      Fund, Inc.
                                     (1999-2002).  President,                 since 1990) as
                                     Investment Company                       well as other
                                     Administration, L.L.C.                   Funds in the
                                     (1992-2001).  President,                 Fund Complex as
                                     Treasurer and Director,                  indicated.(5)
                                     First Fund Distributors,
                                     Inc. (mutual fund
                                     distribution)
                                     (1990-2002).  Vice
                                     President, Professionally
                                     Managed Portfolios
                                     (1991-2002).  Vice
                                     President, Advisors
                                     Series Trust (registered
                                     investment companies)
                                     (1997-2002). President,
                                     Guinness Flight
                                     Investment Funds, Inc.
                                     (registered investment
                                     companies) (1994-1998).
---------------------------------------------------------------------------------------------------------------------

                                                 -5-

---------------------------------------------------------------------------------------------------------------------
                                                 CLASS I DIRECTORS
                                            (TERM WILL EXPIRE IN 2004)
---------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                  PORTFOLIOS
                           TERM OF                                  IN FUND                                 SHARES
                           OFFICE                                 COMPLEX(2)                              OF COMMON
                             AND                                   OVERSEEN                                 STOCK
                           LENGTH                                 BY DIRECTOR  OTHER DIRECTORSHIPS       BENEFICIALLY
    NAME,      POSITION(S)    OF              PRINCIPAL           OR NOMINEE         HELD BY               OWNED AT
 ADDRESS(1)       WITH       TIME           OCCUPATION(S)            FOR       DIRECTOR OR NOMINEE          MAY 1,
   & AGE          FUND      SERVED     DURING PAST FIVE YEARS      DIRECTOR        FOR DIRECTOR             2002(3)
---------------------------------------------------------------------------------------------------------------------
                                                INTERESTED DIRECTOR(4)
---------------------------------------------------------------------------------------------------------------------
Christian H.   Director.   Since     Director (since 1999) and        3       Director of the               None.
Strenger, 59               1990.     Managing Director of DWS                 Germany Fund,
                                     Investment GmbH (1991-1999).             Inc. (since
                                                                              1986) and the
                                                                              Central European
                                                                              Fund (since
                                                                              1990).(5) Member,
                                                                              Supervisory
                                                                              Board, Fraport AG
                                                                              (international
                                                                              airport business).
                                                                              Member,
                                                                              Supervisory
                                                                              Board, Metro AG
                                                                              (international
                                                                              trading company).
                                                                              Board member,
                                                                              Incepta PLC (media
                                                                              and advertising).
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                CLASS II DIRECTORS
                                            (TERM WILL EXPIRE IN 2005)
---------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                  PORTFOLIOS
                           TERM OF                                  IN FUND                                 SHARES
                           OFFICE                                 COMPLEX(2)                              OF COMMON
                             AND                                   OVERSEEN                                 STOCK
                           LENGTH                                 BY DIRECTOR  OTHER DIRECTORSHIPS       BENEFICIALLY
    NAME,      POSITION(S)    OF              PRINCIPAL           OR NOMINEE         HELD BY               OWNED AT
 ADDRESS(1)       WITH       TIME           OCCUPATION(S)            FOR       DIRECTOR OR NOMINEE          MAY 1,
   & AGE          FUND      SERVED     DURING PAST FIVE YEARS      DIRECTOR        FOR DIRECTOR             2002(3)
---------------------------------------------------------------------------------------------------------------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
John H.        Director    Since     Consultant (since 2002);         1       None.                         1,857
Cannon, 61                 1990.     Vice President and
                                     Treasurer of Footlocker
                                     Inc.  (footwear retailer
                                     until 2001)
--------------------------------------------------------------------------------------------------------------------
Peter          Director    Since    Managing Director of              1       Chairman of the               None.
Zuhlsdorff, 63             1997.    Tenglemann                                Supervisory
                                    Unternehmensgruppe (since                 Board, GfK AG,
                                    1998); Deutsche Industrie                 TV Loonland AG;
                                    Holding (holding company)                 Chairman of the
                                    (since 1997), and PZ                      Supervisory
                                    Sportpark GmbH (since                     Board, Escada AG;
                                    1996).                                    Member of the
                                                                              Supervisory Board,
                                                                              Merck KgaA; Member
                                                                              of the Supervisory
                                                                              Board, Deutz AG;
                                                                              Member of the
                                                                              Supervisory Board,
                                                                              Kaisers Kaffee AG;
                                                                              Member of the
                                                                              Supervisory Board
                                                                              and Quelle AG;
                                                                              Member of the
                                                                              Supervisory Board.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                CLASS II DIRECTORS
                                            (TERM WILL EXPIRE IN 2005)
---------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                  PORTFOLIOS
                           TERM OF                                  IN FUND                                 SHARES
                           OFFICE                                 COMPLEX(2)                              OF COMMON
                             AND                                   OVERSEEN                                 STOCK
                           LENGTH                                 BY DIRECTOR  OTHER DIRECTORSHIPS       BENEFICIALLY
    NAME,      POSITION(S)    OF              PRINCIPAL           OR NOMINEE         HELD BY               OWNED AT
 ADDRESS(1)       WITH       TIME           OCCUPATION(S)            FOR       DIRECTOR OR NOMINEE          MAY 1,
   & AGE          FUND      SERVED     DURING PAST FIVE YEARS      DIRECTOR        FOR DIRECTOR             2002(3)
---------------------------------------------------------------------------------------------------------------------
                                               INTERESTED DIRECTOR(4)
---------------------------------------------------------------------------------------------------------------------
John Bult, 66  Director    Since     Chairman of PaineWebber           3      Director of the               2,713
                           1990.     International (since                     Germany Fund,
                                     1985).                                   Inc. (since 1986)
                                                                              and the Central
                                                                              European Fund, Inc.
                                                                              (since 1990);(5)
                                                                              Director, France Growth
                                                                              Fund, Inc. (closed end
                                                                              Fund); Director, The
                                                                              Greater China Fund,
                                                                              Inc. (closed end
                                                                              Fund).
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                               EXECUTIVE OFFICERS(6)
---------------------------------------------------------------------------------------------------------------------
                                                                                                            SHARES
                                    TERM OF                                                               OF COMMON
                                    OFFICE                                                                  STOCK
                                      AND                                                                BENEFICIALLY
                      POSITION(S)  LENGTH OF                 PRINCIPAL                                     OWNED AT
                         WITH        TIME                  OCCUPATION(S)                                    MAY 1,
NAME, ADDRESS & AGE      FUND       SERVED            DURING PAST FIVE YEARS                                2002(3)
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale, 57   President    Year to   Trustee and/or President of each of the investment             None.
                      and Chief    year      companies advised by Deutsche Asset Management, Inc. or
                      Executive    since     its affiliates.  Managing Director, Deutsche Asset
                      Officer      2001.     Management Americas.  Managing Director, Deutsche Bank
                                             Securities Inc., formerly Deutsche Banc Alex Brown Inc.
                                             Director and President, Investment Company Capital Corp.
                                             (registered investment advisor).
---------------------------------------------------------------------------------------------------------------------
Hanspeter             Chief        Year to   President of Deutsche Bank Investment Management Inc.         15,000
Ackermann, 46(7)      Investment   year      Managing Director, Deutsche Bank Securities Inc.  Managing
                      Officer      since     Director and Senior International Equity Portfolio
                                   1996.     Manager, Bankers Trust Co.  CIO, The Germany Fund, Inc.
                                             and The New Germany Fund, Inc.  President and Managing
                                             Partner, Eiger Asset Management (1993-1996), Managing
                                             Director and CIO, SBC Brinson, formerly SBC Portfolio
                                             Management International Inc. (institutional investment
                                             management) (1983-1993).
---------------------------------------------------------------------------------------------------------------------
Robert R. Gambee,     Chief        Year to   Director (since 1992), First Vice President (1987-1991)        1,365
60(7)                 Operating    year      and Vice President (1978-1986) of Deutsche Bank Securities
                      Officer      since     Inc.  Director and Secretary, Deutsche Bank AG.  Director,
                      and          1990      Bankers Trust Co.  Secretary, Flag Investors of Flag
                      Secretary              Investors Funds, Inc. and Deutsche Bank Investment
                                             Management, Inc. (1997-2000).
---------------------------------------------------------------------------------------------------------------------
Joseph Cheung, 44     Chief        Year to   Vice President (since 1996), Assistant Vice President          None.
                      Financial    year      (1994-1996) and Associate (1991-1994) of Deutsche Bank
                      Officer      since     Securities Inc.
                      and          1997.
                      Treasurer
---------------------------------------------------------------------------------------------------------------------

1    Unless  otherwise  indicated  the  addresses of all  directors and officers is c/o Deutsche Bank
     Securities, Inc., 345 Park Avenue, New York, New York 10154.
2    Includes The Germany Fund, Inc. and The Central  European Equity Fund, Inc., which are the other closed-end  registered  investment  companies for which Deutsche Bank  Securities,  Inc. acts as manager. It also includes 204 other open- and closed-end funds advised by wholly-owned  entities of the Deutsche Bank Group in the United States.
3    All  Directors  and  Executive  Officers  as a group (13  persons)  owned  35,559  shares  which constitutes  less than 1% of the  outstanding  Common Stock of the Fund.  Share  numbers in this
     Proxy Statement have been rounded to the nearest whole share.
4    Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the
     "1940  Act").  Mr.  Bult is an  "interested"  Director  because of his  affiliation  with U.B.S.
     PaineWebber  Incorporated,  a  registered  broker-dealer;  and Mr.  Strenger is an  "interested"

     Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.

5 The Germany Fund, Inc. and the Central European Equity Fund, Inc. are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. Messrs. Burt and Wadsworth also serve as Directors/Trustees of the BT Investment Funds, BT Advisor Funds, BT Pyramid Mutual Funds, BT Institutional Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, and Deutsche Asset Management VIT Trust. They also serve as Directors/Trustees of the Morgan Grenfell Investment Trust, Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Scudder Flag Investors Value Builder Funds, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., and Deutsche Bank Alex. Brown Cash Reserves Fund, Inc. They also serve as Directors/Trustees of RREEF Securities Trust, an open-end investment company, and RREEF Real Estate Fund, Inc., a closed-end investment company. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.
6 Each also serving as an officer of The Germany Fund, Inc. and The Central European Equity Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.
7 Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.
8 Mr. Tromel's son has been employed since March 1, 2002 by an indirect subsidiary of Deutsche Bank AG.

         The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

-----------------------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                 DOLLAR RANGE OF EQUITY SECURITIES IN     ALL FUNDS OVERSEEN BY DIRECTOR OR NOMINEE IN
NAME OF DIRECTOR OR NOMINEE                   THE FUND(1)                     FAMILY OF INVESTMENT COMPANIES(1),(2)
-----------------------------------------------------------------------------------------------------------------------
John Bult                              $10,001 - $50,000                          $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------
John H. Cannon                            $1-$10,000                                  $1-$10,000
-----------------------------------------------------------------------------------------------------------------------
Richard Karl Goeltz                    $10,001 - $50,000                           $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
Dr. Franz Wilhelm Hopp                       None.                                       None.
-----------------------------------------------------------------------------------------------------------------------
Ernst-Ulrich Matz                            None.                                       None.
-----------------------------------------------------------------------------------------------------------------------
Christian H. Strenger                        None.                                $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
Dr. Frank Tromel                             None.                                       None.
-----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    $10,001 - $50,000                          $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------
Peter Zuhlsdorff                             None.                                       None.
-----------------------------------------------------------------------------------------------------------------------

(1)  Valuation date is May 2, 2003.

(2)  The Family of Investment  Companies  consists of the Fund, The Germany Fund,  Inc. and The
     Central  European  Equity  Fund,  Inc.,  which  are  closed-end  funds  and share the same investment adviser and manager and hold themselves out as related companies.

         The Board of Directors presently has an audit committee (the "Audit Committee") composed of Messrs. Cannon, Goeltz and Wadsworth. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met three times during the fiscal year ended December 31, 2002. In addition, the Board has an advisory committee (the "Advisory Committee" composed of Messrs. Cannon, Goeltz and Wadsworth. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. ("DBSI") and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year. The Board also has an executive committee (the "Executive Committee") and a nominating committee (the "Nominating Committee"). During the past fiscal year, the Nominating Committee met once and the Executive Committee did not meet. The members of the Executive Committee are Messrs. Cannon, Goeltz, Strenger and Wadsworth. The Executive Committee has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. The members of the Nominating Committee are Messrs. Cannon, Goeltz, Tromel and Wadsworth. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DBSI or DeAM, and the Nominating

Committee evaluates the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund that comply with the requirements for such proposals contained in the Fund's bylaws. All members on each of the four committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee).

         During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director, with the exception of Dr. Hopp, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

         The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Effective as of April 24, 2002, no Director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and effective, as of January 1, 2002, no such Director receives more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. These three funds, together with 204 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). The following table sets forth the (a) the aggregate compensation from the Fund for the fiscal year ended December 31, 2002, and (b) the total compensation from the Fund Complex that includes the Fund for the year ended December 31, 2002, and for those Funds whose fiscal year ended on October 31, 2002, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                               Aggregate Compensation       Total Compensation
 Name of Director                     From Fund             From Fund Complex
 ----------------              ----------------------       ------------------
John H. Cannon                         $14,250                   $14,250
Richard Karl Goeltz                     14,250                    14,250
Dr. Franz Wilhelm Hopp                   8,250                     8,250
Ernst-Ulrich Matz                       10,500                    10,500
Dr. Frank Tromel                        11,250                    11,250
Robert H. Wadsworth                     10,000                   156,000
Peter Zuhlsdorff                         9,750                     9,750
                                       -------                  --------

Total                                  $78,250                  $224,250
                                       =======                  ========

         No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

         REQUIRED VOTE. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions will have no effect on the result of the vote.


     PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Audit Committee has approved PricewaterhouseCoopers LLP (the "Firm" or "PwC") as independent accountants for the Fund for the fiscal year ending December 31, 2003. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have ratified the appointment of PwC as the Fund's independent accountants for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent accountants for the Fund since inception.

         Neither our charter nor bylaws requires that the stockholders ratify the appointment of PwC as our independent accountants. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board of Directors and the Audit Committee will reconsider whether or not to retain PwC, but may retain such independent accountants. Even if the appointment is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

         REQUIRED VOTE. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Board of Directors of PwC as independent accountants for the Fund for the fiscal year ending December 31, 2003. For purposes of Proposal 2, abstentions will have no effect on the result of the vote.

         INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT ACCOUNTANTS

AUDIT FEES

         The aggregate fees billed by PwC for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002 were $47,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         PwC did not render any information technology services to the Fund during the fiscal year ended December 31, 2002.

ALL OTHER FEES

         The aggregate fees billed by PwC for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2002, were $12,000. The aggregate fees billed by PwC for audit and other services to registered investment companies advised or managed by companies within the Deutsche Bank group for the fiscal year ended December 31, 2002 were $5,145,790. In addition, the aggregate fees billed by PwC for services rendered to the U.S. asset management business within the Deutsche Bank group, including DBSI, for the fiscal year ended December 31, 2002 were approximately $6,574,025.

                             AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board (i) in its oversight of the Fund's accounting and financial reporting principles and related controls, (ii) in its oversight of the Fund's financial statements and the independent audit thereof, (iii) in selecting, evaluating and replacing (if appropriate) the outside accountants and (iv) in evaluating the independence of the outside accountants. The Board of Directors has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to an Audit Committee Charter that was last amended and restated by the Board on April 20, 2001, a copy of which is attached as Exhibit A to this Proxy Statement. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified or supplemented. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards

Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has discussed with the independent accountants the accountants' independence from the Fund and its management, and has considered whether the provision of non-audit services to the Fund's investment manager and adviser and their affiliated persons by the independent accountants is compatible with maintaining the independent accountants' independence.

         The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field works" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent".

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended March 31, 2002.

Submitted by the Audit Committee
of the Fund's Board of Directors

John H. Cannon
Richard Karl Goeltz
Robert H. Wadsworth

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of May 9, 2003 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

      NAME AND ADDRESS            AMOUNT AND NATURE            PERCENT OF
    OF BENEFICIAL OWNER        OF BENEFICIAL OWNERSHIP    OUTSTANDING COMMON STOCK

SG Cowan Securities Corp.(1)         2,009,881(1)                 7.02(1)%
1221 Avenue of the Americas
New York, NY 10020

Wachovia Corp.(2)                    2,217,930(2)                 7.88(2)%
One Wachovia Center
Charlotte, NC 28288

(1) This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 14, 2002.
(2) This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 13, 2003 and February 14, 2002.


                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

         The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank Securities Inc., the Fund's Manager, is located at 60 Wall Street, New York, New York 10005.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE


         During the fiscal year ended  December  31,  2002,  the Fund filed on a
timely  basis  Forms  4  (Statement  of  Changes  of  Beneficial   Ownership  of
Securities) for all Directors and Officers.

                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the meeting.

                              STOCKHOLDER PROPOSALS

         In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2004 Annual Meeting, the proposals must be received at The New Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, Attention: Secretary, on or before January 14, 2004.

         In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2004 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between January 14, 2004 and February 13, 2004. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless, of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

         The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2002 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.newgermanyfund.com.



                                               Robert R. Gambee
                                               Chief Operating Officer
                                               and Secretary

Dated: May 13, 2003

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

EXHIBIT A

                           THE NEW GERMANY FUND, INC.
                                 (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee comprises at least three directors, each of whom shall have no relationship to the Company, its investment manager, its investment adviser or its custodian (including sub-custodians) that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

         1.   in  its  oversight  of  the  Company's  accounting  and  financial
              reporting   principles  and  policies  and  related  controls  and
              procedures maintained by or on behalf of the Company;

         2. in its oversight of the Company's financial statements and the independent audit thereof;

         3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for stockholder approval in the proxy statement); and

         4.   in evaluating the independence of the outside auditors.

         The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company, to the Company's investment manager, investment adviser or any entity controlling, controlled by or under common control with the investment manager or investment adviser ("Manager/Adviser Control Affiliate"), or to the Company's custodian (including sub-custodians).

         The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement).

         The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

         The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service. The statement as to (ii) and (iii) should include (and separately disclose) fees billed for the indicated services to (a) the Company, (b) the Company's investment manager, investment adviser and Manager/Adviser Control Affiliates that provide services to the Company, (c) Manager/Adviser Control Affiliates that do not provide services to the Company, and (d) the custodian (including sub-custodians).

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article
         IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

         1.   with respect to the outside auditor,

              (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

              (ii) to review the fees charged by the outside auditors for audit and non-audit services;

              (iii) to ensure  that the  outside  auditors  prepare  and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

              (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company, the Company's investment manager, investment adviser or Manager/Adviser Control Affiliates or the custodian (including sub-custodians) is compatible with maintaining the independence of the outside auditors; and

              (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

         2. with respect to financial reporting principles and policies and related controls and procedures,

              (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

              (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                    o  deficiencies   noted  in  the  audit  in  the  design  or
                       operation of related controls;

                    o  consideration of fraud in a financial statement audit;

                    o  detection of illegal acts;

                    o the outside auditor's responsibility under generally accepted auditing standards;

                    o  significant accounting policies;

                    o  management judgments and accounting estimates;

                    o  adjustments arising from the audit;

                    o the responsibility of the outside auditor for other information in documents containing audited financial statements;

                    o  disagreements with management;

                    o  consultation by management with other accountants;

                    o major issues discussed with management prior to retention of the outside auditor;

                    o difficulties encountered with management in performing the audit; and

                    o the outside auditor's judgments about the quality of the entity's accounting principles;

              (iii) to meet with management and/or the outside auditors:

                    o  to discuss the scope of the annual audit;

                    o  to discuss the audited financial statements;

                    o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                    o  to  review  the  form of  opinion  the  outside  auditors
                       propose  to  render  to  the  Board  of   Directors   and
                       stockholders;

                    o to discuss allocations of expenses between the Company and other entities;

                    o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                    o to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                    o to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                    o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                    o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

              (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

         3.   with respect to reporting, recommendations and other matters,

              (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

              (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

              (iii) to review this Charter at least  annually and  recommend any changes to the full Board of Directors; and

              (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                      PROXY
                           THE NEW GERMANY FUND, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned stockholder of The New Germany Fund, Inc, a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, Fifth Floor Auditorium, New York, New York 10019, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2, AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

        1.   For each of the nominees          Withhold Authority        For all nominees except as
             for director listed below.    as to all listed nominees.   marked to the contrary below.

              (Instructions: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                                              Dr. Franz Wilhelm Hopp
                                                 Ernst Ulrich Matz
                                                   Frank Tromel


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

        2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003
        For                           Against                 Abstain


        3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

         Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                      ---------------------------------------
                                                      Signature

                                      ---------------------------------------
                                             Signature, if held jointly

                                      ---------------------------------------
                                            Dated: _______________, 2003




                                      -2-